                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) March 31, 2000



                        Federal Realty Investment Trust
                        -------------------------------
            (Exact name of registrant as specified in its charter)


         Maryland                       1-7533                 52-0782497
------------------------------        -----------          ------------------
(State or other jurisdiction          (Commission          (IRS Employer
      of incorporation)               File Number)         Identification No.)


1626 East Jefferson Street, Rockville, Maryland                 20852-4041
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number including area code:  301/998-8100
                                                           ------------




Exhibit Index appears on Page 3.

Item 5.   Other Events

          Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at March 31, 1999.


Item 7.   Financial Statements and Exhibits

    (c)   Exhibits.


          99   Supplemental portfolio information at March 31, 2000



                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FEDERAL REALTY INVESTMENT TRUST



Date:  May 5, 2000               /s/ Cecily A. Ward
                              --------------------------------------
                              Cecily A. Ward
                              Vice President, Chief Financial Officer
                                & Treasurer

                                 EXHIBIT INDEX


Exh No.   Exhibit                                                  Page No.
-------   -------                                                  --------

 99       Supplemental portfolio information at March 31, 2000            4

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